UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2014

WisdomTree Investments, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-10932

Delaware	13-3487784
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

245 Park Avenue

35th Floor

New York, NY 10167

(Address of principal executive offices, including zip code)

(212) 801-2080

(Registrant’s telephone number, including area code)

380 Madison Avenue

21st Floor

New York, NY 10017

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition

On January 31, 2014, WisdomTree Investments, Inc issued a press release announcing its financial results for the three months and year ended December 31, 2013. A copy of the press release containing this information is being furnished as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuance to this Item 2.02, including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit 99.1	Press Release, dated January 31, 2014, announcing December 31, 2013 financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WisdomTree Investments, Inc.
Date: January 31, 2014
By: /s/ Amit Muni
Amit Muni
Chief Financial Officer

3